Exhibit (q)

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John R. Raitt, Kristi L. Rowsell and Janet L. Reali, each of them any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Harris Associates Investment Trust.

Signature	Title	Date

/s/ Thomas H. Hayden	Trustee	April 22, 2009
Thomas H. Hayden

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John R. Raitt, Kristi L. Rowsell and Janet L. Reali, each of them any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Harris Associates Investment Trust.

Signature	Title	Date

/s/ Christine M. Maki	Trustee	April 22, 2009
Christine M. Maki

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Kristi L. Rowsell, Thomas E. Herman and Janet L. Reali, each of them any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Harris Associates Investment Trust.

Signature	Title	Date

/s/ Laurence C. Morse	Trustee	January 15, 2014
Laurence C. Morse, Ph.D.

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John R. Raitt, Kristi L. Rowsell and Janet L. Reali, each of them any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Harris Associates Investment Trust.

Signature	Title	Date

/s/ Allan J. Reich	Trustee	April 22, 2009
Allan J. Reich

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John R. Raitt, Kristi L. Rowsell and Janet L. Reali, each of them any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Harris Associates Investment Trust.

Signature	Title	Date

/s/ Steven S. Rogers	Trustee	April 22, 2009
Steven S. Rogers

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John R. Raitt, Kristi L. Rowsell and Janet L. Reali, each of them any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Harris Associates Investment Trust.

Signature	Title	Date

/s/ Peter S. Voss	Trustee	April 22, 2009
Peter S. Voss